Exhibit 10.16
[***] Certain information in this document has been omitted from this exhibit pursuant to Item 601(b) of Regulation S-K because it is both not material and is the type that the Registrant treats as private or confidential.
EXCLUSIVE LICENSE AGREEMENT
TABLE OF CONTENTS

Page

BACKGROUND	2

Article 1 Definitions	2

Article 2 Grant and Reservation of Rights	7

Article 3 Economic Consideration	7

Article 4 Sublicensing	7

Article 5 U.S. Government Rights and Requirements	9

Article 6 Reports, Records, and Audits	9

Article 7 Confidential Information	10

Article 8 Export	12

Article 9 Patent Prosecution	12

Article 10 Patent Enforcement	13

Article 11 Warranties, Indemnification, and Insurance	14

Article 12 Duration, Conditions, Termination, and Conversion	17

Article 13 General	18

APPENDIX A: SPECIFIC TERMS AND CONDITIONS	23

APPENDIX B: DILIGENCE REPORT	28

APPENDIX C: FORM OF ROYALTY REPORT	29

APPENDIX D: SUBSCRIPTION AGREEMENT	1
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This EXCLUSIVE LICENSE AGREEMENT is between the Regents of the University of Colorado, a body corporate, by and through the University of Colorado Anschutz Medical Center, having an office at 13001 E 17th Place, Suite W5130, Aurora, Colorado 80045 (“University”) and SpyGlass Ophthalmics, Inc., a Delaware corporation having its principal office at 26431 Crown Valley Parkway, Suite 250, Mission Viejo, CA 92691 (“Licensee”).
BACKGROUND
1.University is the owner of the Licensed Patents (“Licensed Patents” has the meaning assigned to it in Article 1) related to University Case Number [***] developed by [***].
2.University wants the invention(s) described in the Licensed Patents developed and marketed as soon as possible so that the resulting products may be available for public use and benefit.
3.Licensee desires to license the Licensed Patents for the purpose of developing and commercializing products covered by the Licensed Patents.
Accordingly, the parties agree as follows:
GENERAL TERMS AND CONDITIONS
Article 1 Definitions
1.1    Definitions. The terms defined in the Preamble have their assigned meanings and the following terms, whether used in the singular or plural, have the meanings assigned to them.
(a)“Affiliate” of a Party means any other entity which, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with such Party, as the case may be. As used in this Section, “control” means: (a) to possess, directly or indirectly, the power to affirmatively direct the management and policies of such person, corporation, or other business entity, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; or (b) direct or indirect beneficial ownership of fifty percent (50%) or more of the voting share capital in such person, corporation, or other business entity.
(b)“Agreement” means this Exclusive License Agreement, as amended from time to time.
(c)“Commercially Reasonable” means a level of effort, expertise and resources that is consistent with industry standards for companies of similar size to research, develop and commercialize a Product, taking into account, issues of safety and efficacy, regulatory requirements, development costs, competitive products, patent protection and other business factors impacting the Product.
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(d)“Diligence Report” has the meaning assigned to it in Appendix B.
(e)“Effective Date” means the date of last signature of the parties to this Agreement.
(f)“Fair Market Value” means the cash price that would be paid in an arm’s length transaction between two unrelated parties.
(g)“Field of Use” has the meaning assigned to it in Appendix A.
(h)“Insolvency” or “Insolvent” means
(i)having generally ceased to pay substantially all debts in the ordinary course of business other than as a result of a bona fide dispute;
(ii)being unable to pay substantially all debts as they become due; or
(iii)being insolvent within the meaning of federal bankruptcy law.
(i)“Licensed Patents” means
(i)The United States and foreign patent(s) or nonprovisional patent application(s) or provisional patent applications listed in Appendix A, the patents issued therefrom, including any reissues, reexaminations, extensions of such patents, and any registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.
(ii)All divisionals and continuations that take priority from those patents and patent applications listed in Appendix A, and the patents issued therefrom, including any reissues, reexaminations, extensions of such patents, and any registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.
(iii)Claims of any continuations-in-part applications that take priority from those patents and patent applications listed in Appendix A and resulting patents to the extent they are directed to subject matter described in the patents and patent applications listed in Appendix A, and any registrations, supplementary protection certificates and renewals of any such patents or patent applications, and all rights and priorities in any of the foregoing.
(j)“Licensed Product” means any product, service, or process, the making, use, offer for sale, sale, importation or rendering of which would absent the license granted herein infringe one or more Valid Claims in the country in which it is made, used, sold, offered for sale, imported, or rendered; or any product which is manufactured, or any service which is rendered, using a process which would
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absent the license granted herein infringe one or more Valid Claims in the country in which it is made, used, sold offered for sale, imported, or rendered.
(k)“Major Markets” means the United States, the United Kingdom, France, Germany, Italy, Spain, Japan, Canada, and Australia.
(l)“Net Sales” means the gross amounts invoiced on sales of any Licensed Products by Licensee or Sublicensees to a Third Party customer, less [***]:
(i)[***].
(ii)[***].
(iii)[***].
Net Sales also includes [***].
For the absence of doubt, where the sale is between the Licensee and an Affiliate or Sublicensee, Net Sales only includes such sale of Licensed Products if the Affiliate or Sublicensee is the end user, and, where such sales to an Affiliate or Sublicensee are not final sales, Net Sales only includes the downstream sale to Third Party customers and distributors.
Transfers or use (but not sales) of Licensed Products for research, development (including for clinical trials), promotional or advertising purposes or as donations or the like shall not be included in Net Sales. For the absence of doubt, all sales including but not limited to “treatment IND sales,” “named patient sales,” “compassionate use sales” or pursuant to any expanded access program, in each case, are subject to the Net Sales royalty.
In the event that a Licensed Product is sold together for a single price with one or more products or services that are not Licensed Products (a “Combination”), the gross amount invoiced for such Licensed Product for purposes of calculating Net Sales shall be calculated by multiplying the gross amount invoiced for such Combination by [***]. In the event that such other product(s) or service(s) are not sold separately (but such Licensed Product is), the gross amount invoiced for such Licensed Product shall be calculated by multiplying the gross amount invoiced for such Combination by [***]. In the event that such Licensed Product is not sold separately, the portion of the gross amount invoiced for such Combination that is attributable to Net Sales of a Licensed Product for purposes of applicable milestone and royalty determinations shall be jointly determined by Licensee and University based upon the relative value of the Licensed Product and the other product(s) or service(s) included in the Combination and taking into account the Licensed Patents. In the event of a dispute with respect to such allocation, either Party may submit the matter to dispute resolution pursuant to Section 13.8. For the avoidance of doubt, neither Party shall be deemed in breach
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of this Agreement by reason of a failure to agree on such allocation (or, with respect to Licensee, to pay any disputed amount); provided, in the case of Licensee, that it has paid any undisputed amount due to University and, following resolution pursuant to Section 13.8 promptly pays any additional amount determined to be due.
(m)“Notice Date” has the meaning assigned to it in Article 13.2.
(n)“Pre-Market Approval” or “PMA” means approval to market a Licensed Product pursuant to 21 C.F.R. Part 814.
(o)“Recipient” means a party who receives information from the other party to this Agreement.
(p)“Royalty Report” is included as Appendix C and described in Article 6.1.
(q)“Senior Executives” means a person with authority to contractually bind the party.
(r)“Sublicense” means a grant of rights under the Licensed Patents by Licensee to a Third Party to make, have made, use, have used, sell, import, have imported, export, or have exported Licensed Product.
(s)“Sublicensee” means the Third Party granted a Sublicense from Licensee.
(t)“Sublicense Income” means all consideration actually received by Licensee from a Sublicensee as consideration for the grant of a Sublicense or an option for a Sublicense to the Licensed Patents to such Sublicensee. Such consideration includes without limitation any upfront, license initiation or signing fees, license maintenance fees, milestone payments, unearned portion of any minimum annual royalty payment, payments associated with an acquisition or liquidation of the assets of the Sublicensee that may be deferred or trailing payments, and the Fair Market Value of any equity and any other non-cash consideration paid to Licensee for the Sublicense.
Sublicense Income excludes
(i)sums received as royalties on Net Sales by the Sublicensees, such Net Sales being subject to the royalty on Net Sales in Appendix A;
(ii)amounts paid for equity of Licensee up to its Fair Market Value; or,
(iii)payments for research and development of Licensed Products up to the actual cost of performing such research and development, where such actual costs for scientific consulting will reflect a Commercially Reasonable FTE or person/year charge, as separately reported and supported by appropriate documentation.
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To the extent Sublicense Income represents an unallocated combined payment for both a sublicense under the Licensed Patents as well as payment for rights protected by a patent claim that is not covered under a Valid Claim in a Licensed Patent, the Sublicense Income from such sublicensing arrangement for calculating payments due to University shall be jointly allocated by Licensee and University between such Licensed Patents and such other patent, based on their relative value. If the parties do not agree as to the amount of Sublicense Income due to University in a particular case, then, upon written notice by either party to the other, such dispute may be submitted for resolution pursuant to Article 13.8 below. Neither party shall be deemed in breach of this Agreement by reason of a failure to agree on such amount (or with respect to Licensee, to pay the disputed amount); provided in the case of Licensee, that it has paid the undisputed amount of such Sublicense Income due to University and, following resolution pursuant to Article 13.8 promptly pays any amount determined to be due thereunder.
(u)“Term” has the meaning assigned to it in Article 12.1.
(v)“Territory” has the meaning assigned to it in Appendix A.
(w)“Third Party” means any entity, other than Licensee, University and their respective Affiliates.
(x)“University Indemnitees” includes the Regents of the University of Colorado, a body corporate, its regents, employees, students, officers, agents, affiliates, representatives, and inventors.
(y)“Valid Claim” means a pending or issued and unexpired claim of a Licensed Patent so long as the claim has not been irrevocably abandoned or declared to be invalid, unpatentable or unenforceable in a non-appealable decision of a court or other government agency of competent jurisdiction or admitted to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise through no fault of Licensee. Notwithstanding the foregoing, if a claim of a pending patent application within the Licensed Patents has been in active prosecution and not on Appeal or otherwise similarly delayed from issuance and has not issued within ten (10) years after the filing date from which such claim takes priority, such claim shall not be a Valid Claim for the purposes of this Agreement, unless and until such claim issues.
1.2    Other Definitional Provisions.
(a)All references to statutes and related regulations include
(i)any past and future amendments of those statutes and related regulations; and
(ii)any successor statutes and related regulations.
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(b)The words “including,” “includes,” and “include” are deemed to be followed by the words “without limitation.”
1.3    All references to currency in this Agreement such as “Dollars” or “$” refer to the lawful currency of the United States of America.
Article 2 Grant and Reservation of Rights
2.1    License. Subject to the terms and conditions of this Agreement, University grants to Licensee an exclusive license to the Licensed Patents to make, have made, use, import, offer to sell and sell Licensed Products and otherwise practice the Licensed Patents, in each case, in the Field(s) of Use and the Territory.
2.2    Reservation of Rights. The license granted under Article 2.1 is expressly made subject to University’s reservation, on behalf of itself, future not-for-profit employers of the inventors of the Licensed Patents, and all other not-for-profit academic and research institutions, of the right to practice the Licensed Products under the Licensed Patents for educational, research, clinical, or other non-commercial purposes.
2.3    Limitation on Rights. This Agreement confers no license or rights by implication, estoppel, or otherwise under any patent applications or patents of University other than the Licensed Patents, regardless of whether such patents are dominant or subordinate to the Licensed Patents.
Article 3 Economic Consideration
3.1    As consideration for the license and rights granted under this Agreement, Licensee shall pay to University the economic consideration specified in Appendix A.
Article 4 Sublicensing
4.1    Sublicenses Permitted. Licensee may, without University’s prior written consent, grant and authorize Sublicenses under the rights granted in Article 2 and/or extend any and all of its rights under this Agreement to any of its Affiliates. Licensee, any Sublicensee and any of their respective Affiliates may also, without University’s consent, engage Third Party service providers, and grant sublicenses under the Licensed Patents to such Third Parties, solely to perform activities for the benefit of or on behalf of Licensee or such Sublicensee or Affiliate, as the case may be.
4.2    Sublicensee Royalties. Licensee shall do the following:
(a)Pay royalties on Net Sales by Sublicensees and Affiliates and a percentage of Sublicense Income as specified in Appendix A.
(b)Retain all responsibility for the payment to University of any royalties on Net Sales, minimum annual royalties, milestone payments, and other license fees or
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payments provided for herein, regardless of whether the Sublicensee pays Licensee.
(c)Require payment of cash consideration only from Sublicensee unless University has expressly consented in writing and in advance to other consideration.
4.3    Required Provisions. Licensee shall include provisions substantially similar to the following provisions for the benefit of University in all Sublicenses:
(a)Article 6 Reports, Records and Audits and will use reasonable efforts to obtain for University the direct right to audit the Sublicensee, and Article 11 Warranties, Indemnification, and Insurance.
4.4    Sublicensee Conduct. Licensee shall cause the Sublicensee to covenant to do the following:
(a)Not to further sublicense the rights under the Licensed Patents except as permitted by Section 4.1.
(b)Submit to Licensee
(i)Diligence Reports including at least the same level of detail as set forth in Appendix B; and
(ii)Royalty Reports in the form set forth in Appendix C (or such other form as allows Licensee to prepare a Royalty Report in the form set forth in Appendix C with respect to such Sublicensee’s Net Sales).
(c)Agree to the substantial equivalent of Article 5 U.S. Government Rights and Requirements, Article 8 Export, Article 7 Confidential Information, Article 13.3 Use of Names and Marks and 13.14 Survival.
4.5    Termination of Licenses or Sublicense.
(a)Licensee shall cause each Sublicense to be subject to the termination of this Agreement; provided, however, that a Sublicense shall not be subject to the termination of this Agreement if Licensee and Sublicensee comply with Article 4.5(b) below.
(b)Notwithstanding Article 4.5(a), in the event this Agreement is terminated pursuant to Articles 12.2, 12.3 or 12.4, upon request by the Sublicensee, University shall agree to a direct license, under the terms of the Sublicense or this Agreement at University’s sole discretion, with the Sublicensee so long as the Sublicense complies with this Article 4, the Sublicensee is not in breach of its Sublicense in a manner which would constitute a material breach hereunder, and University is not obligated to incur any obligations or make any representations or warranties in excess of those contained in this Agreement.
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(c)Licensee shall have the right to terminate a Sublicense in the event the Sublicensee institutes a legal action challenging the validity of any Licensed Patent (a “Patent Challenge”).
4.6    Copy of Sub license. Licensee shall submit to University a copy of each fully executed Sublicense agreement and any amendments to Sublicenses granted by Licensee under this Agreement, which copies may be redacted to the extent the terms thereof are not necessary to determine compliance with this Agreement. The Sublicense agreements and amendments must be postmarked within 30 days of their execution.
Article 5 U.S. Government Rights and Requirements
5.1    The Bayh-Dole Act. This Agreement is subject to all of the terms and conditions of 35 U.S.C. §§ 200-212, (“The Bayh-Dole Act”) and 37 C.F.R. § 401. Accordingly, Licensee shall take all reasonable action necessary to enable University to satisfy its obligations under The Bayh-Dole Act including the use of Commercially Reasonable efforts to cause any Licensed Products to be manufactured substantially in the United States to the extent required by 35 U.S.C. § 204, and subject to any applicable waivers. Licensee may apply with the appropriate federal agency for a waiver of this manufacturing requirement and University shall reasonably assist Licensee, at Licensee’s request and expense, to obtain one or more waivers of such requirement.
Article 6 Reports, Records, and Audits
6.1    Reports. Licensee shall submit the following reports to University via email attachment or other writing:
(a)Diligence Reports as set forth in Appendix B.
(b)[***] Royalty Reports as set forth in Appendixes A and C for each [***] during the Term, regardless of any Net Sales beginning in the [***] of the first commercial sale of a Licensed Product.
If the first reporting period is not a complete year or quarter, Licensee shall, or shall cause the Sublicensee to, report partial periods.
6.2    Records. Licensee shall do the following:
(a)Keep accurate records and cause all Sublicensees to keep accurate records in sufficient detail to reflect its operations under this Agreement and to enable the royalties accrued and payable under this Agreement to be determined.
(b)Retain the records for at least [***] after the close of the period to which they pertain, or for such longer time as may be required to resolve any question or discrepancy raised by University in an audit conducted pursuant to Section 6.3.
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6.3    Audits.
(a)Upon the request of University, with reasonable notice, but not more frequently than once a calendar year, Licensee shall permit an independent public accountant selected and paid by University to have access during regular business hours to Licensee’s records, reports and other information relating to any Sublicense or this Agreement as may be necessary to verify the accuracy of made or payable royalty payments. If Licensee is unable to obtain from any Sublicensee a right for University to audit such Sublicensee’s books and records, then Licensee shall obtain the right to audit such Sublicensee’s books and records for itself and Licensee shall exercise such audit rights at University’s request and expense and disclose the results of any such audit to University in accordance with Section 6.3(b).
(b)The accountant will disclose information acquired to University only to the extent that it should properly have been contained in the Royalty Reports required under this Agreement, it shows compliance or noncompliance by Licensee with the terms and conditions of this Agreement, or the accountant believes it materially relates to Article 6 of this Agreement.
(c)If an inspection or audit shows an underreporting or underpayment in excess of [***], then Licensee shall reimburse University for the reasonable, out-of-pocket cost of the inspection or audit and pay the amount of the underpayment including any interest as required by this Agreement. If an inspection or audit shows an overpayment by Licensee, the University shall refund to Licensee such overpaid amount within thirty (30) days of completion of the relevant audit.
Article 7 Confidential Information
7.1    Responsibilities. The parties shall vigilantly protect all non-public, proprietary information disclosed by the other party under this Agreement (“Confidential Information”) from disclosure to third parties in accordance with this Article 7.1. A party shall not use (except as necessary to fulfill its obligations under this Agreement) or make disclosures of the other party’s Confidential Information without the written permission of the other party. To protect the other party’s Confidential Information, each party shall adopt reasonable security measures commonly observed in industries that rely on Confidential Information. These measures include restricted access to such information and the selective destruction of sensitive materials. Notwithstanding the provisions of this Article 7.1 above, Licensee may use and/or disclose Confidential Information comprising the Licensed Patents in connection with the exercise of the rights granted to it under this Agreement or to fulfill its obligations hereunder, and each party may use and disclose Confidential Information of the other party to the extent reasonably necessary to enforce this Agreement and/or comply with applicable laws and governmental regulations (including applicable securities laws) pursuant to Section 7.6. The obligations under this Article 7 will expire [***] after the termination or expiration of this Agreement.
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7.2    Ownership. All written documents containing Confidential Information and other material in tangible form received by the Recipient under this Agreement remains the property of the disclosing party. Upon request of the disclosing party or within 60 days of the effective date of termination or expiration of this Agreement, whichever is earlier, the Recipient shall return such documents to the disclosing party or provide evidence of their destruction.
7.3    Future Information and Inventions. All invention disclosures, scientific data, diligence reports and proprietary business information disclosed by either party under this Agreement are considered Confidential Information of the disclosing party.
7.4    Exceptions. Confidential Information does not include the following:
(a)Information which at the time of disclosure had been previously published or was otherwise publicly available through no fault of Recipient.
(b)Information which becomes public knowledge after disclosure unless such knowledge results from a breach of this Agreement.
(c)Information which was already in Recipient’s possession prior to the time of disclosure, without confidentiality obligations, as evidenced by written records kept in the ordinary course of business or by proof of actual use.
(d)Information that is independently developed without use of or reference to the Confidential Information of the other party.
(e)Information which is required to be disclosed by law, court order, or government regulation, subject to Article 7.6.
7.5    CORA. University is subject to the Colorado Open Records Act, C.R.S. §§ 24-72-201, et seq. (CORA). All plans and reports marked “Confidential” shall be treated by University as confidential to the extent permitted under § 24-72-204. Certain categories of information, including trade secrets and information implicating legal privileges, are not required to be released in response to requests for information under CORA. Any CORA disclosures are subject to Section 7.6.
7.6    If Recipient becomes legally compelled to disclose any Confidential Information of the other party, Recipient will provide the disclosing party prompt written notice, if legally permissible, and if requested will assist the disclosing party in preventing or limiting such disclosure. If the disclosing party waives Recipient’s compliance with this Article 7 .6 or fails to obtain a protective order or other appropriate remedy, Recipient will furnish only that portion of the other party’s Confidential Information that is legally required to be disclosed; provided that any Confidential Information so disclosed shall maintain its confidentiality protection for all purposes other than such legally compelled disclosure. In addition, each party may disclose the existence and terms of this Agreement to Third Parties under reasonable conditions of confidentiality (or as otherwise provided above).
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Article 8 Export
8.1    Export Prohibition. Licensee shall not export or re-export Licensed Patents, Licensed Products or related technical information to any country, individual, or entity except when such export or re-export is authorized in full compliance with the laws and regulations of the United States, as applicable. (For the purpose of this paragraph, “technical information” means tangible or intangible technical information that is subject to U.S. export regulations, including blueprints, plans, diagrams, models, formulae, tables, engineering designs and specifications, manuals and instructions.)
8.2    Applicable Law. Applicable laws and regulations may include but are not limited to the Export Administration Regulations, the International Traffic in Arms Regulations, and the economic sanctions regulations administered by the U.S. Department of the Treasury.
Article 9 Patent Prosecution
9.1    Licensee’s Responsibilities. Licensee shall assume primary responsibility for preparing, filing, prosecuting and maintaining patent claims of appropriate scope (e.g., including both broad claims and claims directed to commercial embodiments) for the Licensed Patents (including any interference or reexamination actions) in University’s name in each of the Major Markets. Licensee shall engage patent counsel to prepare, file, prosecute, and maintain the Licensed Patents, and within [***] of the Effective Date, Licensee shall provide University written notice of the name of Licensee’s patent counsel and a copy of the engagement letter with patent counsel. Licensee shall inform University before transferring prosecution and maintenance of the Licensed Patents to other counsel. Further, Licensee shall assume primary responsibility for all patent activities, including all costs, associated with the prosecution and maintenance of the Licensed Patents. Licensee shall, or shall instruct its patent counsel to, provide University with (i) copies of all official documents and correspondence relating to the inventorship, prosecution, maintenance, and validity of the Licensed Patents received from the relevant government patent office promptly after receipt and (ii) copies of all official documents and correspondence relating to the inventorship, prosecution, maintenance, and validity of the Licensed Patents prior to the filing of such documents no later than [***] in advance of any due date to allow University time to review and provide comments. Licensee will consider in good faith all reasonable comments of University with respect to prosecution and maintenance of the Licensed Patents. University retains final approval on how to proceed with any such action, which shall not be unreasonably withheld. To aid Licensee in the prosecution and maintenance of the Licensed Patents, University shall provide information, execute and deliver documents and do other acts as Licensee may occasionally reasonably request. Licensee shall reimburse University for University’s reasonable costs in complying with such requests. Licensee may not abandon prosecution of any U.S. or foreign patent application within any of the Major Markets without first notifying University of Licensee’s intention and reason therefore at least [***] prior to any bar date and providing University with reasonable opportunity to assume responsibility for prosecution and maintenance of such patents and patent applications. If University pursues such patents and patent applications within the Major Markets, then from that time forward University is responsible for all costs associated with those patent applications and patents it decides to
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pursue and maintain. University shall grant Licensee exclusive license rights to such patents, patent applications and any patents arising therefrom, and Licensee shall pay University the Royalty on Net Sales under Appendix A.
9.2    On-Going Patent Prosecution. If Licensee elects not to file, prosecute or maintain a Licensed Patent in a foreign jurisdiction other than any Major Markets where patent protection may be available, Licensee shall notify University [***] prior to any applicable patent prosecution bar date in such US or foreign jurisdiction, as applicable, so that University may file, prosecute or maintain a Licensed Patent in that jurisdiction if University desires. If University pursues such foreign patent protection, then from that time forward University is responsible for all costs associated with those patent applications and patents it decides to pursue and maintain. University shall grant Licensee exclusive license rights to such patents, patent applications and any patents arising therefrom, and Licensee shall pay University the Royalty on Net Sales under Appendix A.
9.3    University’s Right to Resume Prosecution. If in the professional opinion of University’s patent counsel, or in the event of negligence or misconduct by Licensee in prosecuting the Licensed Patents, Licensee is materially endangering University’s interest in the Licensed Patents, University may provide Licensee with written notice that University wishes to resume control of the preparation, filing, prosecution, and maintenance of any patent applications or patents included in the Licensed Patents. If University elects to resume these responsibilities, Licensee shall reasonably cooperate with University, its attorneys, and agents in the preparation, filing, prosecution, and maintenance of these patent applications or patents and shall provide University with complete copies of all documents or other materials necessary to undertake such responsibilities. With respect to reasonable, documented, out-of-pocket patent prosecution expenses incurred by University after University has resumed prosecution, Licensee shall reimburse University within [***] of receiving an invoice from University.
Article 10 Patent Enforcement
10.1    Notice of Infringement. University and Licensee shall inform the other party promptly in writing of any suspected infringement of the Licensed Patents by a third party. The parties shall include in the notice all evidence of infringement possessed by the suspecting party. Upon such notice and before proceeding with any action (e.g., cease and desist notice), the parties shall consult with each other.
10.2    University Suit. University has the first right to institute suit to enforce the Licensed Patents against Third Party infringers, and may name Licensee for standing purposes, if necessary. If University decides to institute such a suit, it will provide written notice to Licensee within [***] of the date when a party receives notice of infringement. If within [***] of such notice, Licensee does not notify University in writing that it will jointly prosecute the suit, Licensee shall assign and hereby does assign to University all rights, causes of action, and damages resulting from the alleged infringement, and University shall have the right to enforce the Licensed Patents in connection with such infringement in its own name. University shall bear the entire cost of the litigation and [***].
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10.3    Joint Suit. If University and Licensee agree to institute suit jointly, the parties to this Agreement shall bring the suit in both parties’ names, the out-of-pocket costs thereof will be borne equally, and any damages or other monetary awards of such suit shall first be applied to reimburse each party’s out-of-pocket costs and expenses attributed to such suit. Thereafter, any recovery or settlement will be shared equally. University and Licensee will agree to the manner in which they will exercise control over such suit. Each party, at its option, may be represented by separate counsel of its own selection, the fees for which shall be paid by the party electing to retain its own counsel.
10.4    Licensee Suit. In the absence of University suit pursuant to Article 10.2 or absent an agreement to institute a suit jointly pursuant to Article 10.3, Licensee may institute suit to enforce the Licensed Patents against Third Party infringers (or otherwise seek to abate such infringement), and may name University for standing purposes, if necessary. Licensee shall keep University reasonably apprised of the status and progress of any such litigation. Licensee shall bear the entire cost of such litigation. Any recovery in excess of reasonable attorney’s fees for outside counsel and court costs incurred in litigation related to patent enforcement shall be shared [***] between Licensee and University, respectively.
10.5    Cooperation. In any suit described in Article 10.2, 10.3 or 10.4 (an “Infringement Action”), the party assuming the primary role in the Infringement Action (“Controlling Party”) shall keep non-Controlling Party reasonably informed of the progress of such Infringement Action. The non-Controlling Party shall cooperate with the Controlling Party, including by joining as a party and executing such documents as the Controlling Party may reasonably request. In any case, the non-Controlling Party shall have the right to participate in any Infringement Action with counsel of its own choice at its own expense. The Licensee with respect to any Infringement Action may not settle any such action, or otherwise consent to any adverse judgment in any such action, in a manner that restricts the scope of, or admits the unenforceability or invalidity of, any Licensed Patent without the express written consent of the University, which consent shall not be unreasonably withheld.
Article 11 Warranties, Indemnification, and Insurance
11.1    Disclaimer of Warranties.
(a)University represents and certifies that to the knowledge of University:
(i)it is the sole and exclusive owner of the Licensed Patents and has the right to grant to Licensee the license set forth in Section 2.1 and to enter into this Agreement;
(ii)prior to the Effective Date, it has not entered and, (subject only to an action by a patent office or other governmental body or a court of competent jurisdiction) on or after the Effective Date, it will not enter into any agreement with any third party which is in conflict with the rights granted to Licensee under this Agreement; and it has not taken and will not take any action that would in any way prevent it from granting the
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rights granted to Licensee under this Agreement, or that would otherwise materially adversely affect the rights granted to Licensee under this Agreement;
(iii)there are no existing or threatened actions, suits or claims pending against University with respect to any Licensed Patents or University’s ability to enter into and perform its obligations under this Agreement; and
(iv)to University’s knowledge, no third party is infringing or misappropriating the Licensed Patents.
(b)EXCEPT AS EXPRESSLY SET FORTH HEREIN, UNIVERSITY MAKES NO REPRESENTATIONS, EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, AND ASSUMES NO RESPONSIBILITIES WHATSOEVER WITH RESPECT TO USE, SALE, OR OTHER DISPOSITION BY LICENSEE OR ITS SUBLICENSEE(S) OR VENDEES OR OTHER TRANSFEREES OF LICENSED PRODUCTS OR ANY OTHER PRODUCTS OR PROCESSES INCORPORATING OR MADE BY USE OF THE LICENSED PATENTS.
(c)EXCEPT AS EXPRESSLY SET FORTH HEREIN, THERE ARE NO EXPRESS OR IMPLIED WARRANTIES, AND NO INVESTIGATION HAS BEEN MADE, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OR SALE OF LICENSED PRODUCTS OR ANY OTHER PRODUCTS OR PROCESSES INCORPORATING OR MADE BY USE OF THE LICENSED PATENTS WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, SERVICE MARK, OR OTHER RIGHTS.
(d)Nothing in this Agreement may be construed as
(i)a warranty or representation by University as to the validity or scope of any of the rights included in the Licensed Patents;
(ii)a warranty or representation that the Licensed Patents or anything made, used, sold or otherwise disposed of under this Agreement will or will not infringe patents, copyrights or other rights;
(iii)an obligation to furnish any know-how not agreed to in this Agreement or to provide any services other than those specified in this Agreement, or
(iv)an obligation by University to bring or prosecute actions or suits against third parties for infringement.
11.2    Indemnification. Licensee shall indemnify, defend, and hold University Indemnitees harmless from and against all liability, demands, damages, losses, and expenses
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(including attorney fees and other costs and expenses of litigation), arising from any third party claim, proceeding, demand, expense or liability (including for death, personal injury, illness, property damage, noncompliance with applicable laws) of any kind whatsoever in connection with or arising out of any of the following:
(a)The use by or on behalf of Licensee, any Sublicensees, its directors, officers, employees, or third parties acting on behalf of any of the foregoing entities of any Licensed Patents;
(b)The design, manufacture, production, distribution, importation, exportation, advertisement, consumption, sale, lease, sublicense or use of any Licensed Products by Licensee, or other products or processes developed by Licensee in connection with or arising out of the Licensed Patents; or
(c)Any exercise by Licensee or Sublicensee of the license granted under this Agreement.
(d)Defense of University.
i.C.R.S. Section 23-20-110 states that the Colorado Attorney General must represent the University of Colorado in all actions. Licensee shall, at its own expense, provide attorneys reasonably acceptable to the Colorado Attorney General to defend against any actions brought or filed against any University Indemnitee hereunder with respect to the subject of indemnity contained herein.
ii.In the event the Colorado Attorney General does not agree to legal counsel selected by Licensee, the Colorado Attorney General will represent University and University shall pay for its own representation.
iii.Neither Licensee nor University may settle any claim subject to indemnification hereunder without the prior written consent of the other, which consent shall not be unreasonably withheld. Licensee may take control of the defense of such action with counsel of its choice, provided however that:
(A)University at its own expense may participate and appear with Licensee in the defense of any such claims,
(B)University may undertake and control of such defense in the event of the material failure of Licensee to undertake and control the same.
11.3    Insurance. Licensee represents and warrants that it now maintains and shall continue to maintain comprehensive general liability insurance, including product liability insurance, and any other insurance customary in the industry, and that such insurance coverage lists the University Indemnitees as additional insureds. Licensee’s insurance shall be primary coverage; any insurance that University may purchase is excess and noncontributory. Licensee’s insurance shall be written to cover claims incurred, discovered, manifested, or made during or
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after the expiration of this Agreement. Within 90 days after the execution of this Agreement and thereafter on University’s request, Licensee shall present evidence to University that the coverage is maintained with University and University Indemnitees listed as additional insureds. In addition, Licensee shall provide University with at least [***] prior written notice of any change in or cancellation of insurance coverage. Licensee shall maintain such commercial general liability insurance beyond the expiration or termination of this Agreement during:
(a)The period that any Licensed Product is being commercially distributed or sold by Licensee, or a Sublicensee or agent of Licensee; and
(b)A reasonable period after the period referred to in (a) above which in no event shall be less than [***].
Article 12 Duration, Conditions, Termination, and Conversion
12.1    Term. This Agreement is effective as of the Effective Date and expires on the expiration date of the last to expire patents or last to be abandoned patent application within the Licensed Patents whichever is later, unless earlier terminated pursuant to Article 12.2, 12.3, or 12.4.
12.2    Termination of Agreement by Licensee. Licensee may terminate this Agreement at any time on [***] prior written notice to University. Following the expiration of such period Licensee shall:
(a)Pay all amounts due to University hereunder through the termination date.
(b)Submit final payments as provided in Appendix A and a final report of the type described in Article 6 Reports, Records and Audits.
(c)Return any Confidential Information provided to Licensee by University in connection with this Agreement, subject to any surviving rights of Licensee.
(d)Suspend its use and sales of the Licensed Products; provided however, that subject to making the payments required by Article 3 and the reports required by Article 6, Licensee may, for a period of [***] after the effective date of such termination, sell all Licensed Products which may be in inventory.
12.3    Termination by University. Subject to Article 13.8, University may terminate this Agreement (or convert the license granted pursuant to Article 2.1 to nonexclusive) if Licensee:
(a)materially breaches this Agreement and fails to cure such material breach, within [***] of written notice from University, or
(b)institutes a Patent Challenge, or
(c)ceases to continue operating its material business, or
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(d)does not use Commercially Reasonable efforts to develop a product in a Major Market covered by Licensed Patents including efforts consistent with the diligence milestones and obligations in Appendix A, or
(e)after beginning commercial sales of the Licensed Products stops selling Licensed Product for two consecutive calendar quarters if Commercially Reasonable to do so.
12.4    Termination for Insolvency. University may terminate this Agreement immediately upon written notice to Licensee in the event that:
(a)Licensee commences liquidation, dissolution or winding-up of itself, is Insolvent or evidence exists as to its Insolvency, or Licensee makes any general assignment of substantially all of its assets for the benefit of its creditors;
(b)a petition is filed by or against Licensee, or any proceeding is initiated by or against Licensee, or any proceeding is initiated against Licensee as a debtor, under any bankruptcy or insolvency law, unless the laws then in effect void the effectiveness of this provision;
(c)a receiver, trustee, or any similar officer is appointed to take possession, custody, or control of all or substantially all of Licensee’s assets or property; or
(d)Licensee adopts any resolution of its Board of Directors or stockholders for the purpose of effecting any of the foregoing.
(e)In the case of a bankruptcy, this Agreement does NOT pass to a trustee in bankruptcy and the Agreement may not be held as an asset of said bankrupt.
12.5    Data and Regulatory Filings. In the event of an early termination of this Agreement under Article 12, upon written request from University Licensee shall promptly, but no less than [***] after the effective date of termination, provide to University a copy of any and all data, results, and technical information and all documents and other materials filed by or on behalf of Licensee with any U.S. or foreign government agency, made, developed, or obtained by Licensee during the term of this Agreement and pertaining to the Licensed Patents or necessary to manufacture or commercialize Licensed Products as such Licensed Products exist as of the effective date of termination, in each case, to the extent such item does not require the performance of any additional studies, substantial effort or cost to generate. Subject to the terms and conditions agreed by the parties pursuant to the foregoing, University may use, reference, cross-reference, review, have access to, and incorporate any of the foregoing documents and information for any purpose including sharing with third parties.
Article 13 General
13.1    Assignment. This Agreement is binding upon and inures to the benefit of the respective successors and assigns of the parties to this Agreement.
(a)Assignment by Licensee. Subject to Articles 13.1 (b) and (c), Licensee may assign this Agreement without University’s consent to (i) an Affiliate or (ii) an
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entity that acquires all or substantially all of the business or assets of Licensee to which this Agreement pertains, whether by merger, reorganization, acquisition, sale, or otherwise.
(b)Conditions of Assignment. Prior to any assignment, the following conditions must be met: (i) subject to any third-party confidentiality obligations, Licensee must provide University [***] prior written notice of the assignment, but in any event shall notify University within [***] after such assignment, in each case, including the new assignee’s contact information; and (ii) the new assignee must agree in writing with University to be bound by this Agreement.
(c)Bankruptcy Petition. In the event Licensee informs University that Licensee is considering filing a bankruptcy petition, Licensee may assign this Agreement if University determines in its sole discretion that the party has provided or can provide adequate assurance of future performance, including Commercially Reasonable development and commercialization of the Licensed Products.
(d)Any Other Assignment by Licensee. Any other attempt to assign this Agreement by Licensee is null and void.
13.2    General Notice. Notice under this Agreement is sufficiently given and effective upon
(a)the date of delivery if delivered in person, or reputable, national overnight delivery service, or
(b)five days after mailing, if mailed by first-class or certified mail, postage paid, (the “Notice Date”) to the respective addresses below or to such other address as either party will designate by written notice given to the other party.
University shall mail all general notices to Licensee to the following address:
26431 Crown Valley Parkway
Suite 250
Mission Viejo, CA 92691
Attn: [***]
Telephone: [***]
Licensee and Sublicensees shall mail all general notices to University to the following address:
License Administrator, CU Case #[***].
CU Innovations
University of Colorado Anschutz Medical Center
13001 E 17th Place, Suite 5130
Mail Stop F411
Aurora, CO 80045
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Notwithstanding the other provisions in this Article 13, University may email financial invoices to Licensee (i.e., accounting contact) to the following contact person:
Name: [***]
Email: [***]
13.3    Use of Names and Marks. Neither party shall identify the other party in any promotional advertising, press releases, sales literature or other promotional materials to be disseminated to the public or any portion thereof without such other party’s prior written consent in each case, except that Licensee may state that it has a license for the Licensed Patents from University and University may state that it has a license for the Licensed Patents with Licensee. Further, neither party shall use the name of the other party or any faculty member, inventor, employee, agent, representative or student of the other party or any trademark, service mark, trade name, copyright or symbol of the other party, without the prior written consent of such party, entity or person whose name is sought to be used.
13.4    Marking. To the extent reasonable, customary and required by applicable law, Licensee shall cause Licensed Products sold under this Agreement to be marked with the notice of the patent numbers or patent pending, as may be appropriate.
13.5    University Rules and Regulations. Licensee acknowledges that University employees who are engaged by Licensee, whether as consultants, employees, or otherwise, or who possess a material financial interest in Licensee, are subject to University’s rule regarding outside activities and financial interests as set forth in University’s intellectual property policy and related policies regarding conflicts of interest and outside consulting, as may be amended from time to time. Any term or condition of an agreement between Licensee and a University employee that seeks to vary or override such employee’s obligations to University may not be enforced against such personnel or University without the express written consent of the Principal Technology Transfer Officer as well as University Physicians, Inc., as applicable.
13.6    Compliance with the Law. Licensee shall comply with all commercially material local, state, federal, and international laws and regulations relating to its obligations under this Agreement regarding the development, manufacture, use, and sale of Licensed Products.
13.7    Choice of Law. This Agreement is governed by and will be construed in accordance with the laws of Colorado.
13.8    Dispute Resolution. In the event of any dispute arising out of or relating to this Agreement, the affected party shall promptly provide notice to the other party, and the parties shall attempt in good faith to resolve the matter pursuant to this Article 13.8.
(a)Any disputes not so resolved shall first be referred to the Principal Technology Transfer Officer for University and to Licensee’s Senior Executives with settlement authority, who shall meet at a mutually acceptable time and location within [***] of the Notice Date and shall attempt to negotiate a settlement.
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(b)If the Senior Executives fail to meet within [***] of the Notice Date, or if the matter remains unresolved for a period of [***] after the Notice Date, then both Parties hereby irrevocably submits to the jurisdiction of a court of competent jurisdiction in Colorado, and, by execution and delivery of this Agreement, Both Parties (i) accept, generally and unconditionally, the jurisdiction of this court and any related appellate court, and (ii) irrevocably waives any objection it may now or hereafter have as to the venue of any such suit, action or proceeding brought in the court or that the court is an inconvenient forum.
13.9    Merger and Modification of Agreement. The terms and provisions contained in this Agreement constitute the entire agreement between the parties and supersede all previous communications, representations, agreements or understandings, either oral or written, between the parties with respect to the subject matter hereof, and no agreement or understanding varying or extending this Agreement will be binding upon either party to this Agreement, unless in a written amendment signed by duly authorized officers or representatives of the respective parties, and the provisions of this Agreement not specifically amended thereby remain in full force and effect according to their terms.
13.10    Severability. The provisions and clauses of this Agreement are severable, and in the event that any provision or clause is determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability will not in any way affect the validity or enforceability of the remaining provisions and clauses.
13.11    Scope. This Agreement does not establish a joint venture, agency or partnership between the parties, nor create an employer - employee relationship.
13.12    Preservation of Immunity. Nothing in this Agreement is intended or should be construed as a waiver, either express or implied, of any of the immunities, rights, benefits, defenses or protections provided to University under governmental or sovereign immunity laws from time to time applicable to University, including, without limitation, the Colorado Governmental Immunity Act (C.R.S. § 24-10-101, et seq.) and the Eleventh Amendment to the United States Constitution.
13.13    Headings. The headings are included for convenience only and may not be used to construe this Agreement.
13.14    Survival. The provisions of Articles 3 Economic Consideration; 6 Reports, Records, and Audits; 7 Confidential Information; 11 Warranties, Indemnification, and Insurance; 4.5 Termination of License or Sublicense; 12.1 Term; 12.2(d); 12.5 Data and Regulatory Filings; 13.3 Use of Names and Marks; 13.7 Choice of Law; 13.8 Dispute Resolution; 13.12 Preservation of Immunity; and 13.14 Survival and any other provision of this Agreement that by its nature is intended to survive, will survive any termination or expiration of this Agreement.
[signature page follows]
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To evidence the parties’ agreement to this Agreement, the parties have executed it and delivered it on the Effective Date.

UNIVERSITY

By:	/s/ Paul E. Tabor

Name:	Paul E. Tabor

Title:	Associate Director

Date:	March 4, 2020

LICENSEE

By:	/s/ Glenn Sussman

Name:	Glenn Sussman

Title:	Chief Executive Officer

Date:	March 4, 2020
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APPENDIX A: SPECIFIC TERMS AND CONDITIONS
1.Licensed Patents; Field of Use; Territory:
(a)As of the Effective Date, the Licensed Patents are as follows:

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
(b)Field of Use: All fields.
(c)Territory: Worldwide.
2.Financial Conditions:
(a)Licensee shall pay the following:
(i)Patent Fees and Costs. Licensee shall reimburse University for all reasonable, documented, out-of-pocket patenting expenses incurred by University in the preparation, filing, prosecution, and maintenance of the Licensed Patents in the Major Markets and any other countries in which Licensee and University agree to pursue patent protection for the invention(s) described in the Licensed Patents (“Patent Costs”). For Patent Costs incurred by University prior to the Effective Date, Licensee shall pay to University [***] within [***] of the Effective Date. With respect to Patent Costs incurred by University after the Effective Date and any other unreimbursed Patent Costs, Licensee shall reimburse University within [***] of receiving an invoice from University.
(ii)License Fee. Licensee shall issue to University License Equity Holdings, Inc., a Colorado nonprofit corporation (“ULEHI”), pursuant to the Common Stock Issuance Agreement attached hereto as Appendix D (the “Subscription Agreement”) to be entered into by Company and ULEHI contemporaneously with the execution of this Agreement. Within [***] of the Effective Date, [***] shares of Licensee’s common stock (“Common Stock”), which amount represents [***] of all outstanding shares of capital stock of Licensee as of the Effective Date on a Fully Diluted Basis (as defined below). In the event that University and Licensee concurrently enter into an exclusive license agreement for University Case Number [***], Licensee shall not be required to pay a License Fee of additional shares of Licensee’s common stock under the [***].
“Fully Diluted Basis” shall mean the total number of shares of Common Stock, assuming (i) the conversion of all issued and outstanding securities
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convertible into Common Stock, (ii) the exercise of all issued and outstanding options or warrants; and (iii) the shares of Common Stock issuable hereunder, provided that, “Fully Diluted Basis” shall not include the securities reserved for issuance pursuant to any equity incentive plan or similar plan of the Licensee.
(iii)Milestone Fees: Licensee shall pay University the following one-time Milestone fees upon the first achievement of the corresponding milestone event by Licensee, or any of its Affiliates or Sublicensees:
[***]
[***]
[***]
[***]
[***].
[***].
[***].
Each of the foregoing milestone payments shall be paid no more than once and no amounts shall be due hereunder for any subsequent or repeated achievement of any such milestone event by Licensee or any of its Affiliates or Sublicensees. In no event shall the aggregate amount to be paid to University pursuant to this Article 2(a)(iii) exceed One Million Fifty Thousand Dollars ($1,050,000).
(iv)License Maintenance Fee. Licensee shall pay University License Maintenance Fees in the amounts indicated in the following schedule to be paid no later than [***] from the date that is the stated anniversary of the Effective Date. The License Maintenance Fees are creditable against royalties on Net Sales due for the same calendar year. In the event that University and Licensee concurrently enter into the [***], and so long as both Agreements remain in effect, and neither Agreement has been transferred in connection with a merger, consolidation or sale of substantially all of the business or assets of Licensee related to that Agreement, then Licensee shall not be required to pay a License Maintenance Fee under the [***]. In the event that rights under either (or both) this Agreement or the [***] is transferred to one or more third party through assignment or exclusive license, then such one or more third party will be required to pay the License Maintenance Fee for each such License.
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Anniversaries of the Effective Date	License Maintenance Fee
[***]	$[***]
[***]	$[***]
[***]	$50,000
(v)Royalty on Net Sales. Licensee shall pay University an earned royalty at [***] of Net Sales of Licensed Products covered by a Valid Claim of a Licensed Patent in the country of sale.
In the event Licensee becomes obligated to pay amounts to a third party with respect to a Licensed Product, Licensee may deduct up to [***] of the amounts owing to such third party from the royalty payments owing to University for such Licensed Product. However, the amount to be paid to University shall not be so reduced to less than [***] of the amount that would otherwise be due to University.
(vi)Payment on Sublicense Income. Licensee shall pay University [***] of the Sublicense Income actually received by Licensee. In the event that Sublicensee is responsible for payment of Milestones Fees under the terms of a Sublicense Agreement, and Licensee provides a copy of such Sublicensing Agreement to University, then such Milestone Fee payments to Licensee will not be considered Sublicense Income.
(b)Timing or Reporting and Payment Obligations. Licensee shall
(i)prepare a [***] Royalty Report pursuant to Article 6 Reports, Records and Audits and Appendix C, Form of Royalty Report; and
(ii)submit the earned royalty payment, if any
within [***] after the end of [***].
(c)[***]
(d)Interest. Licensee shall pay past due payments including interest at either the rate of [***] per month compounded or the maximum interest rate allowed by applicable law, whichever is less.
(e)Payments After License Termination. After the Agreement terminates, Licensee shall continue to submit earned royalty payments and reports required by Article 6 of this Agreement, until all Licensed Products made or imported under this Agreement have been sold and until all sublicense payments have been received by Licensee.
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(f)Tax-exempt. All payments due under this Agreement shall be made without deduction for taxes, assessments, or other charges of any kind that may be imposed on University by any government outside of the United States or any political subdivision of such government with respect to any amounts payable to University pursuant to this Agreement and all such taxes, assessments, or other charges shall be assumed by Licensee, in each case, except to the extent a party is required by applicable law, rule or regulation to deduct or withhold any taxes, assessments or other charges from any amount payable under this Agreement. Licensee will also be responsible for all bank transfer charges for payments.
(g)Government Registration. If this Agreement or any associated transaction is required by the law of any nation to be either approved or registered with any governmental agency, Licensee will assume all legal obligations to do so. Licensee shall notify University if Licensee becomes aware that this Agreement is subject to a United States or foreign government reporting or approval requirement. Licensee shall make all necessary filings and pay all costs, including fees, penalties, and all other out-of-pocket costs, associated with such reporting or approval process.
(h)Payments. All payments due will be payable in United States dollars. When Licensed Products are sold for monies other than United States dollars, Net Sales will first be determined in the foreign currency of the country in which the sale was made and then converted into equivalent United States dollars. The exchange rate will be that rate quoted in the Wall Street Journal on the last business day of the reporting period.
Licensee shall make, or cause its Sublicensee to make, all payments to University payable to “The Regents of the University of Colorado,” and, except as otherwise provided in this Agreement, within [***] of receiving an undisputed invoice and mail them to the following address:
CU Innovations
University of Colorado Denver
13001 E. 17th Place, Suite 5130
Mail Stop F411
Aurora, CO 80045
ATTN: Financial Manager
3.Licensee Due Diligence Milestones and Obligations
(a)Due Diligence Milestones. Licensee itself, or through one or more Affiliates or Sublicensees, shall use Commercially Reasonable efforts to develop market and sell at least one Licensed Product in the Fields of Use and the Territory in accordance with the milestones and time periods defined here.

Due Diligence Milestone	Date
[***]	[***]
[***]	[***]
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[***]	[***]
[***]	[***]
Once Licensee itself, or through one or more Affiliates or Sublicensees, has achieved all of the foregoing milestones, Licensee itself, or through one or more Affiliates or Sublicensees, shall use Commercially Reasonable efforts to continue to develop market and sell at least one Licensed Product in the Fields of Use and the Territory consistent with those efforts utilized by companies of similar size and type that have successfully developed products and services similar to Licensed Products, taking into account all relevant factors. In determining Commercially Reasonable efforts with respect to a particular Licensed Product, Licensee may not reduce such efforts due to the competitive, regulatory, or other impact of any other product or method with respect to which it controls development and commercialization.
In the event Licensee does not commercialize the Licensed Products in any Field of Use or any Territory, Licensee shall use Commercially Reasonable efforts to Sublicense the Licensed Products.
(b)Mandatory Sublicensing. If Licensee itself, or through one or more Affiliates or Sublicensees, is unable or unwilling to serve or develop a Commercially Reasonable potential market or market territory for which there is a reputable company with adequate resources to do so willing to be a Sublicensee, Licensee shall at University’s written request negotiate in good faith the terms and conditions pursuant to which Licensee would commercialize or grant a Sublicense to such prospective Sublicensee. Licensee acknowledges University’s interest in ensuring that Licensed Products are developed and commercialized to the fullest extent possible for the benefit of the public.
4.Omitted.
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APPENDIX B: DILIGENCE REPORT
1.Diligence Reports General. Pursuant to Article 6 of this Agreement, Licensee is obligated to submit Diligence Reports. Licensee shall submit the following:
(a)A development plan within [***] after the Effective Date that covers a period of [***] from delivery.
(b)An annual Diligence Report within [***] of the end of each calendar year during the Term and mark it as confidential.
2.Diligence Report Details. Licensee shall include the following items in the Diligence Report:
[***]
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APPENDIX C: FORM OF ROYALTY REPORT
[***]
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APPENDIX D: SUBSCRIPTION AGREEMENT
[***]
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FIRST AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT
This First Amendment to the Exclusive License Agreement (the “First Amendment”) is made and entered into this 9th day of December, 2020 (“First Amendment Effective Date”) by and between the Regents of the University of Colorado, a body corporate, by and on behalf of the University of Colorado Anschutz Medical Center, having an office at 13001 E. 17th Pl., Suite W5130, Aurora, CO 80045 (“University”), and SpyGlass Ophthalmics, Inc., a Delaware corporation having its principal office at 26431 Crown Valley Parkway, Suite 250, Mission Viejo, CA 92691 (“Licensee”).
Background
A.The parties entered into an Exclusive License Agreement on March 4, 2020 (the “Agreement”).
B.The parties wish to amend the Agreement to include additional Licensed Patents co-owned with Licensee and Diligence Milestones therefore.
Accordingly, the parties agree as follows:
Article 1 Amendment
1.1    Any capitalized terms not defined herein have the same meaning as set forth in the Agreement.
1.2    Section 1 of the Background is hereby revised to read in its entirety:
“University is the owner or co-owner of the Licensed Patents (“Licensed Patents” has the meaning assigned to it in Article 1) related to University Case Number [***] developed by [***] and assigned to the University; University Case Number [***] developed by [***] and assigned to both University and Licensee; and University Case Number [***] developed by [***] and assigned to both University and Licensee.”
1.3    Section 3 of the Background is hereby revised to read in its entirety:
“Licensee desires to license University’s rights in the Licensed Patents for the purpose of developing and commercializing products covered by the Licensed Patents.”
1.4    Article 1.1(j) is hereby amended by addition of the following:
“The First Licensed Product means a first intra-ocular drug dispenser. The Second Licensed Product means a second intra-ocular drug dispenser designed for use after the First Licensed Product.”
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1.5    Article 2.1 is hereby revised to read in its entirety:
“License. Subject to the terms and conditions of this Agreement, University grants to Licensee an exclusive license to University’s rights in the Licensed Patents to make, have made, use, import, offer to sell and sell Licensed Products and otherwise practice the Licensed Patents, in each case, in the Field(s) of Use and the Territory.
1.6    Article 10.2 is hereby revised to read in its entirety:
“Licensee Suit. Licensee has the first right to institute suit to enforce the Licensed Patents against Third Party infringers, and may name University for standing purposes, if necessary. In the event that Licensee names University for standing purposes, University shall provide reasonable assistance to Licensee with respect to such suit including becoming a party to such suit if required to prosecute such infringement. If Licensee decides to institute such a suit, it will provide written notification to University within [***] of the date when the party receives notification of infringement. If within [***] of such notice, University does not notify Licensee is writing that it will jointly prosecute the suit, Licensee shall bear the entire cost of the litigation and shall have the right to engage legal counsel to file, prosecute, and settle all infringement actions at its expense. Licensee shall provide written notice of the name of Licensee’s legal counsel and a copy of the Engagement Letter for University’s review and approval. If within [***] of such notice, University does not notify Licensee in writing of its objection to such legal counsel, Licensee may proceed. In the event that Licensee names University for standing purposes or otherwise requests assistance from University, Licensee shall be responsible for University’s out-of-pocket expenses, including separate legal counsel, and provide reimbursement for all such costs within [***] of invoicing. Any recovery in excess of reasonable attorney’s fees for outside counsel and court costs incurred in litigation related to patent enforcement shall be shared [***] between Licensee and University, respectively.”
1.7    Article 10, Section 10.4 is hereby revised to read in its entirety:
“University Suit. In the absence of Licensee suit pursuant to Article 10.2 or absent an agreement to institute a suit jointly pursuant to Article 10.3, University may institute suit to enforce the Licensed Patents against Third Party infringers (or otherwise seek to abate such infringement), and may name Licensee for standing purposes, if necessary. University shall keep Licensee reasonably apprised of the status and progress of any such litigation. University shall bear the entire cost of such litigation and [***].”
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1.8    The Table listing Licensed Patents in Article 1(a) of Appendix A is hereby revised to read in its entirety as follows:

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
1.9    Section 2(a)(iii) of Appendix A is hereby revised in its entirety to read as follows:
“Milestone Fees: Licensee shall pay University the following one-time Milestone fees upon the first achievement of the corresponding milestone event by Licensee, or any of its Affiliates or Sublicensees for each of the First Licensed Product and the Second Licensed Product:
[***]
[***]
[***]
[***]
[***]
[***]
[***]
Each of the foregoing milestone payments shall be paid no more than once for each of the First Licensed Product and the Second Licensed Product and no amounts shall be due hereunder for any subsequent or repeated achievement of any such milestone event by Licensee or any of its Affiliates or Sublicensees. In no event shall the aggregate amount to be paid to University pursuant to this
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Article 2(a)(iii) exceed One Million Fifty Thousand Dollars ($1,050,000) for each of the First Licensed Product and Second Licensed Product individually.”
1.10    Section 3(a) of Appendix A is hereby revised in its entirety to read as follows:
“Due Diligence Milestones. Licensee itself, or through one or more Affiliates or Sublicensees, shall use Commercially Reasonable efforts to develop market and sell at least one Licensed Product for each of First Licensed Product and Second Licensed Product in the Fields of Use and the Territory in accordance with the milestones and time periods defined here.

First Licensed Product Due Diligence Milestone	Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Second Licensed Product Due Diligence Milestone	Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Once Licensee itself, or through one or more Affiliates or Sublicensees, has achieved all of the foregoing milestones, Licensee itself, or through one or more Affiliates or Sublicensees, shall use Commercially Reasonable efforts to continue to develop market and sell at least one First Licensed Product and one Second Licensed Product in the Fields of Use and the Territory consistent with those efforts utilized by companies of similar size and type that have successfully developed products and services similar to Licensed Products, taking into account all relevant factors. In determining Commercially Reasonable efforts with respect to a particular Licensed Product, Licensee may not reduce such efforts due to the competitive, regulatory, or other impact of any other product or method with respect to which it controls development and commercialization.
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In the event Licensee does not commercialize the Licensed Products in any Field of Use or any Territory, Licensee shall use Commercially Reasonable efforts to Sublicense the Licensed Products.”
Article 2 Miscellaneous
2.1    Except as expressly amended by this First Amendment, all provisions of the Agreement remain in full force and effect.
2.2    This First Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.
2.3    This First Amendment together with the Agreement contains the entire understanding and agreement between the parties respecting the subject matter thereof and supersedes all prior understandings and agreements.
2.4    The provisions and clauses of this First Amendment are severable, and in the event that any provision or clause is determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability will not in any way affect the validity or enforceability of the remaining provisions and clauses hereof.
To evidence the parties’ agreement to this First Amendment, the parties have executed it in duplicate and delivered it on the First Amendment Effective Date.

University	Licensee

/s/ Paul Tabor	/s/ Glenn Sussman
Name: Paul Tabor	Name: Glenn Sussman
Title: Associate Director, CU Innovations	Title: CEO
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SECOND AMENDMENT TO THE EXCLUSIVE LICENSE
AGREEMENT
This Second Amendment to the Exclusive License Agreement (the “Second Amendment”) is made and entered into this 22nd day of May, 2023 (“Second Amendment Effective Date”) by and between the Regents of the University of Colorado, a body corporate, by and on behalf of the University of Colorado Anschutz Medical Campus, having an office at 1890 N. Revere Ct., Suite 6202, Aurora, CO 80045 (“University”), and SpyGlass Ophthalmics, Inc., a Delaware corporation having its principal office at 27081 Alios Creek Rd., Suite 125, Aliso Viejo, CA 92656 (“Licensee”).
Background
A.The parties entered into an Exclusive License Agreement on March 4, 2020, as Amended on December 9, 2020 (the “Agreement”).
B.The parties wish to amend the Agreement to include additional Licensed Patents co-owned with Licensee.
Accordingly, for good and valuable consideration of [***] to be paid by Licensee to University within [***] of the Effective Date of this Second Amendment, the parties agree as follows:
Article 1 Amendment
1.1    Any capitalized terms not defined herein have the same meaning as set forth in the Agreement.
1.2    Section 1 of the Background is hereby revised to read in its entirety:
“University is the co-owner of the Licensed Patents (“Licensed Patents” has the meaning assigned to it in Article 1) related to University case number [***] developed by [***], and assigned to both University and Licensee; University case number [***] developed by [***], and assigned to both University and Licensee; University case number [***] developed by [***], and assigned to both University and Licensee; University case number [***] developed by [***], and assigned to both University and Licensee; University case number [***] developed by [***], and assigned to both University and Licensee; University case number [***] developed by [***] and assigned to both University and Licensee; [***] developed by [***] and assigned to both University and Licensee; and University case number [***] developed by [***], and assigned to both University and Licensee.
1.3    Article 2.1 of the Agreement is hereby revised to read in its entirety as follows:
License. Subject to the terms and conditions of this Agreement, University hereby grants to Licensee, and Licensee hereby accepts, an exclusive license to University’s interest, subject to the rights of the federal government as set forth in Article 5 and the rights
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reserved by University under Article 2.2, under the Licensed Patents to make, have made, use, import, offer to sell, sell, render, and practice the Licensed Products in the Field(s) of Use and the Territory.
1.4    The Table listing Licensed Patents in Article 1(a) of Appendix A is hereby revised to read in its entirety as follows:

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[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
Article 2 Miscellaneous
2.1    Except as expressly amended by this Second Amendment, all provisions of the Agreement remain in full force and effect.
2.2    This Second Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.
2.3    This Second Amendment together with the Agreement contains the entire understanding and agreement between the parties respecting the subject matter thereof and supersedes all prior understandings and agreements.
2.4    The provisions and clauses of this Second Amendment are severable, and in the event that any provision or clause is determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability will not in any way affect the validity or enforceability of the remaining provisions and clauses hereof.
To evidence the parties’ agreement to this Second Amendment, the parties have executed and delivered it on the Second Amendment Effective Date.

University	Licensee

/s/ Kimberly Muller	/s/ Patrick Mooney
Name: Kimberly Muller	Name: Patrick Mooney
Title: Executive Director, CU Innovations	Title: CEO
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THIRD AMENDMENT TO THE EXCLUSIVE LICENSE AGREEMENT
This Third Amendment to the Exclusive License Agreement (the “Third Amendment”) is made and entered into this 16th day of October, 2025 (“Third Amendment Effective Date”) by and between the Regents of the University of Colorado, a body corporate, by and on behalf of the University of Colorado Anschutz Medical Center, having an office at 1890 N. Revere Ct., Suite 6200 Aurora, CO 80045 (“University”), and SpyGlass Pharma, Inc., a Delaware corporation having its principal office at 27061 Aliso Creek Road, Suite 100, Aliso Viejo, CA 92656 (“Licensee”).
Background
A.    The parties entered into an Exclusive License Agreement on March 4, 2020, as amended on December 9, 2020 and May 22, 2023 (the “Agreement”).
B.    The parties wish to amend the Agreement to update the listing of Licensed Patents co-owned with Licensee and revised Diligence Milestones therefore.
Accordingly, for good and valuable consideration of [***] to be paid by Licensee to University within [***] of the Effective Date of this Third Amendment, the parties agree as follows:
Article 1 Amendment
1.1    Any capitalized terms not defined herein have the same meaning as set forth in the Agreement.
1.2    Article 2.2 is hereby revised to read in its entirety as follows:
2.2 Reservation of Rights. The license granted under Article 2.1 is expressly made subject to University’s reservation, on behalf of itself and future academic or not-for-profit employers of University inventors of the Licensed Patents, of the right to practice the Licensed Products under the Licensed Patents for educational, research, clinical, or other non-commercial purposes.
1.3    The Table listing Licensed Patents in Article 1(a) of Appendix A is hereby revised to read in its entirety as follows:
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1.4    Section 3(a) of Appendix A is hereby revised in its entirety to read as follows:
“Due Diligence Milestones. Licensee itself, or through one or more Affiliates or Sublicensees, shall use Commercially Reasonable efforts to develop market and sell at least one Licensed Product for each of First Licensed Product and Second Licensed Product in the Fields of Use and the Territory in accordance with the milestones and time periods defined here.

First Licensed Product Due Diligence Milestone	Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

Second Licensed Product Due Diligence Milestone	Date
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Once Licensee itself, or through one or more Affiliates or Sublicensees, has achieved all of the foregoing milestones, Licensee itself, or through one or more Affiliates or Sublicensees, shall use Commercially Reasonable efforts to continue to develop market and sell at least one First Licensed Product and one Second Licensed Product in the Fields of Use and the Territory consistent with those efforts utilized by companies of similar size and type that have successfully developed products and services similar to Licensed Products, taking into account all relevant factors. In determining Commercially Reasonable efforts with respect to a particular Licensed Product, Licensee may not reduce such efforts due to the competitive, regulatory, or other impact of any other product or method with respect to which it controls development and commercialization.
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In the event Licensee does not commercialize the Licensed Products in any Field of Use or any Territory, Licensee shall use Commercially Reasonable efforts to Sublicense the Licensed Products.”
Article 2 Miscellaneous
2.1    Except as expressly amended by this Third Amendment, all provisions of the Agreement remain in full force and effect.
2.2    This Third Amendment shall be governed by and construed in accordance with the laws of the State of Colorado.
2.3    This Third Amendment together with the Agreement contains the entire understanding and agreement between the parties respecting the subject matter thereof and supersedes all prior understandings and agreements.
2.4    The provisions and clauses of this Third Amendment are severable, and in the event that any provision or clause is determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability will not in any way affect the validity or enforceability of the remaining provisions and clauses hereof.
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To evidence the parties’ agreement to this Third Amendment, the parties have executed and delivered it on the Third Amendment Effective Date.

University	Licensee

/s/ Gali Baler	/s/ Patrick Mooney
Name: Gali Baler	Name: Patrick Mooney
Title: Managing Dir. Strategy & Operations	Title: CEO
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